INVESCO ENERGY FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        1

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                               18,546
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                2,080
         Class C                                                                5,842
         Class Y                                                                1,897
         Investor Class                                                        11,018
         Institutional Class                                                      503

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $  39.00
       2 Net asset value per share of a second class of open-end
         company shares (to nearest cent)
         Class B                                                             $  35.52
         Class C                                                             $  34.66
         Class Y                                                             $  39.07
         Investor Class                                                      $  38.86
         Institutional Class                                                 $  39.81

INVESCO GOLD & PRECIOUS METALS                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        2

72DD.  1 Total income dividends for which record date passed during the period. (000's Omitted)
         Class A                                                             $  5,825
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                                                             $    914
         Class C                                                             $  1,320
         Class Y                                                             $    361
         Investor Class                                                      $  5,387

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                                                             $ 0.2332
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                                                             $ 0.2066
         Class C                                                             $ 0.2066
         Class Y                                                             $ 0.2412
         Investor Class                                                      $ 0.2332

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                               25,558
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                4,274
         Class C                                                                6,341
         Class Y                                                                2,560
         Investor Class                                                        24,142

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $   7.78
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                                             $   7.54
         Class C                                                             $   8.05
         Class Y                                                             $   7.86
         Investor Class                                                      $   7.83

INVESCO LEISURE FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        4

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                                1,795
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                  119
         Class C                                                                  364
         Class R                                                                   34
         Class Y                                                                  166
         Investor Class                                                         7,756

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $  39.28
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                                             $  37.25
         Class C                                                             $  35.94
         Class R                                                             $  38.98
         Class Y                                                             $  39.41
         Investor Class                                                      $  39.18

INVESCO TECHNOLOGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        6

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                                8,369
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                  688
         Class C                                                                  945
         Class Y                                                                  132
         Investor Class                                                        11,171
         Institutional Class                                                       26

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $  37.33
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                                             $  34.61
         Class C                                                             $  33.68
         Class Y                                                             $  37.31
         Investor Class                                                      $  37.06
         Institutional Class                                                 $  40.64

INVESCO UTILITIES FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        9

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                                                             $  5,891
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                                                             $    359
         Class C                                                             $    434
         Class Y                                                             $     91
         Investor Class                                                      $  1,763
         Institutional Class                                                 $    235

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                                                             $ 0.4119
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                                                             $ 0.2904
         Class C                                                             $ 0.2928
         Class Y                                                             $ 0.4564
         Investor Class                                                      $ 0.4154
         Institutional Class                                                 $ 0.4814

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                               14,242
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                1,097
         Class C                                                                1,550
         Class Y                                                                  329
         Investor Class                                                         3,674
         Institutional Class                                                      513

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $  16.93
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                                             $  16.97
         Class C                                                             $  17.11
         Class Y                                                             $  17.07
         Investor Class                                                      $  17.07
         Institutional Class                                                 $  16.94

INVESCO VAN KAMPEN AMERICAN VALUE FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-3826
SERIES NO.:        10

72DD.  1 Total income dividends for which record date passed during the period. (000's Omitted)
         Class A                                                             $  1,844
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                                                             $    144
         Class R                                                             $     13
         Class Y                                                             $    644
         Institutional Class                                                 $     50

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                                                             $ 0.0840
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                                                             $ 0.0758
         Class R                                                             $ 0.0152
         Class Y                                                             $ 0.1534
         Institutional Class                                                 $ 0.2103

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                                                               22,685
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                                                                1,548
         Class C                                                                2,745
         Class R                                                                1,188
         Class Y                                                                8,363
         Institutional Class                                                      398

74V.   1 Net asset value per share (to nearest cent)
         Class A                                                             $  30.90
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                                                             $  28.15
         Class C                                                             $  27.70
         Class R                                                             $  30.87
         Class Y                                                             $  31.01
         Institutional Class                                                 $  31.02

INVESCO VAN KAMPEN COMSTOCK FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.          1  Total income dividends for which record date passed during the period.(000's Omitted)
                  Class A                                                            $     73,790
               2  Dividends for a second class of open-end company shares
                  (000's Omitted)
                  Class B                                                            $      5,570
                  Class C                                                            $      2,872
                  Class R                                                            $      2,112
                  Class Y                                                            $     31,359
                  Institutional Class                                                $      5,009

73A.              Payments per share outstanding during the entire current period:
                  (form nnn.nnnn)
               1  Dividends from net investment income
                  Class A                                                            $     0.2184
               2  Dividends for a second class of open-end company shares
                 (form nnn.nnnn)
                  Class B                                                            $     0.2178
                  Class C                                                            $     0.1006
                  Class R                                                            $     0.1791
                  Class Y                                                            $     0.2575
                  Institutional Class                                                $     0.2902

74U.           1  Number of shares outstanding (000's Omitted)
                  Class A                                                                 323,257
               2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                                                                  20,272
                  Class C                                                                  26,519
                  Class R                                                                  11,323
                  Class Y                                                                 126,140
                  Institutional Class                                                      23,473

74V.           1  Net asset value per share (to nearest cent)
                  Class A                                                            $      16.93
               2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                                                            $      16.93
                  Class C                                                            $      16.93
                  Class R                                                            $      16.93
                  Class Y                                                            $      16.93
                  Institutional Class                                                $      16.93

INVESCO U.S. MID CAP VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         18

72DD.          1  Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                                                            $        408
               2  Dividends for a second class of open-end company shares
                  (000's Omitted)
                  Class C                                                            $          1
                  Class Y                                                            $      1,593

73A.              Payments per share outstanding during the entire current
                  period: (form nnn.nnnn)
               1  Dividends from net investment income
                  Class A                                                                  0.2897
               2  Dividends for a second class of open-end company shares
                  (form nnn.nnnn)
                  Class B                                                                  0.0387
                  Class C                                                                  0.0387
                  Class Y                                                                  0.4341

INVESCO TECHNOLOGY SECTOR FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.           1  Number of shares outstanding (000's Omitted)
                  Class A                                                                   7,897
               2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                                                                     385
                  Class C                                                                     872
                  Class Y                                                                      43

74V.           1  Net asset value per share (to nearest cent)
                  Class A                                                            $      12.59
               2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                                                            $      11.18
                  Class C                                                            $      11.18
                  Class Y                                                            $      13.06

INVESCO VAN KAMPEN MID CAP GROWTH FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.           1  Number of shares outstanding (000's Omitted)
                  Class A                                                                  42,607
               2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                                                                   4,472
                  Class C                                                                   4,030
                  Class R                                                                     577
                  Class Y                                                                   1,826
                  Institutional Class                                                          92

74V.           1  Net asset value per share (to nearest cent)
                  Class A                                                            $      28.15
               2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                                                            $      24.47
                  Class C                                                            $      23.82
                  Class R                                                            $      27.88
                  Class Y                                                            $      28.70
                  Institutional Class                                                $      28.73

INVESCO VAN KAMPEN SMALL CAP VALUE FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.           1  Number of shares outstanding (000's Omitted)
                  Class A                                                                  74,519
               2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                                                                   2,136
                  Class C                                                                   8,945
                  Class Y                                                                  41,185

74V.           1  Net asset value per share (to nearest cent)
                  Class A                                                            $      17.80
               2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                                                            $      16.01
                  Class C                                                            $      15.69
                  Class Y                                                            $      18.07

INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-3826
SERIES NO.:         26

72DD.          1  Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                                                            $         84
               2  Dividends for a second class of open-end company shares
                  (000's Omitted)
                  Class R                                                            $          2
                  Class Y                                                            $          2
                  Institutional Class                                                $          1

73A.              Payments per share outstanding during the entire current period:
                  (form nnn.nnnn)
               1  Dividends from net investment income
                  Class A                                                            $     0.0011
               2  Dividends for a second class of open-end company shares
                  (form nnn.nnnn)
                  Class R                                                            $     0.0011
                  Class Y                                                            $     0.0015
                  Institutional Class                                                $     0.0015

74U.           1  Number of shares outstanding (000's Omitted)
                  Class A                                                                  72,329
               2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                                                                   6,691
                  Class C                                                                  10,192
                  Class R                                                                   1,919
                  Class Y                                                                   1,118
                  Institutional Class                                                         394

74V.           1  Net asset value per share (to nearest cent)
                  Class A                                                            $      10.24
               2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                                                            $      10.09
                  Class C                                                            $       9.99
                  Class R                                                            $      10.22
                  Class Y                                                            $      10.22
                  Institutional Class                                                $      10.26